Exhibit 99.2

High - quality Wireless Spatial Audio WiSA Technologies, Inc. Investor Call, May 21, 2024

Forward Looking Statements This presentation of WiSA Technologies, Inc . (NASDAQ : WISA) (the “Company” or “WiSA”) contains forward - looking statements, which are not historical facts, within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In some cases, you can identify these forward - looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions . Such forward - looking statements, including statements herein regarding our business opportunities and prospects, strategy, future revenues and profitability, and licensing initiatives and expectations, are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties regarding, among other items : our current liquidity position and the need to obtain additional financing to support ongoing operations ; general market, economic and other conditions ; our ability to continue as a going concern ; our ability to maintain the listing of our common stock on Nasdaq ; our ability to manage costs and execute on our operational and budget plans ; our ability to achieve our financial goals ; the degree to which our licensees implement the licensed technology into their products, if at all ; the timeline to any such implementation ; risks related to technology innovation and intellectual property, and other risks as more fully described in our filings with the U . S . Securities and Exchange Commission . The information in this communication is provided only as of the date of this communication, and we undertake no obligation to update any forward - looking statements contained in this communication based on new information, future events, or otherwise, except as required by law . This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . The offering will only be made by means of a prospectus pursuant to a registration statement that is filed with the Securities and Exchange Commission after such registration statement becomes effective . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Transmitter is plugged in and a user interface is activated through an APP or product design like LG TVs . © 2024 WiSA Technologies, Inc . All rights reserved . WiSA Technologies, Inc . and the WiSA Technologies, Inc . logo are trademarks of WiSA Technologies, Inc . The WiSA logo and WiSA® are trademarks and certification marks of WiSA, LLC . Third - party trade names, trademarks and product names are the intellectual property of their respective owners . 2

Agenda • Overview of WiSA • WiSA E’s Competitive Advantage • Licensing Deals • Financial Highlights • Upcoming Stockholders Vote on May 31, 2024

Key Highlights Strong IP position and significant patent coverage for immersive audio, with highly - differentiated multichannel wireless audio technology and existing implementations in premium audio brands 3 Uniquely driving interoperability between brands and devices with WiSA LLC (Wireless Speaker and Audio Association) 4 WiSA E is being launched into the company’s existing Premier Customer base 5 WiSA E licensing has commenced within the HDTV/PTV and STB market, boasting potent Software Transmission (TX) offerings 2 WiSA E’s launch marks a major inflection point for the industry and the company 1 4

What is Multi - Channel Spatial Audio? 5 Spatial audio refers to an audio experience that uses multiple and separate channels of audio played back on multiple discrete speakers to create an immersive audio experience that leverages a 360 - degree space WiSA powers a wireless spatial audio experience , enabling the transmission of multi - channel, uncompressed audio streams to deliver an immersive spatial audio experience without the need for a traditional wired solution

Immersive Audio In The Home With WiSA E 6 Immersive Audio Formats: Dolby’s Atmos, Google’s IAMF, Xperi’s DTS X

Where Does WiSA Fit Into The Spatial Audio Ecosystem?

wisa

Ecosystem Requirements for Spatial Audio

Content Publishing and Distribution
Spotify, Tencent, Amazon, YouTube, etc.

Infrastructure and Connectivity
Wi-Fi network

Spatial Audio Decode
Dolby Atmos, DTS-X, Spatial

Wireless Transport

wisa™

- Precise synchronization across multiple disparate speakers to create spatial audio sound fields
- Seamless mix and match of audio sources and speakers / headsets as desired
- Strong wireless link reliability
- Ability to transmit multi-channel, high-bitrate audio streams
- Extremely low latency

Wireless Interoperability Standard
wisa

- Standard for Interbrand connectivity vs proprietary solutions like Sonos/Roku

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Blue - Chip Customer Base 8

The Power of WiSA E Smart TV Home Theater Set - top Box Soundbar PC Movie Tablet Smart Phone Mobile Gaming Today: The Home is the Theater Multiple Sources Multiple Audio Devices 9

Universal Wireless Audio

High performance audio transmission

Universality across technology vendors:
- SoC: MediaTek, Amlogic, Qualcomm
- OS agnostic: Google
- Wi-Fi agnostic: Realtek, Espressif, …

Device agnostic: TV / Mobile / STB / Projector

Zero cost burden to source devices

Interoperable between source and audio brands
- Speakers
- Soundbars
- Headphones
- Smart speakers

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Go - to - Market Roadmap: WiSA E Software Software is the Key - Licensing is the Vehicle WiSA E* • Designed to be agnostic to SOC and Wi - Fi vendor • Usable in all SOCs • Designed to offer interoperability between brands 5 Licenses Signed (3 - 5 more by YE) 48.3 MU 266.5 MU 131.2 MU 7.5 MU HDTVs Soundbars Set - top Boxes Streaming Media Sticks HD Projectors 650.5 MU TAM 1 197 MU * Initial implementations for Android operating systems 1 Unit volumes are for 2023 shipments 11 x x x

Licensing WiSA E Into TV Royalty Free

Driving Wireless Audio Interoperability between HDTVs, Soundbars and Speakers

Strategy

- Dominate the link between TV and external audio (soundbars and speakers)
- Eliminate cost redundance in the TV/soundbar architecture
- Extend TV Success to other smart devices like set top boxes, smart phones, smart speakers


Multiple Sources
Multiple Outputs
Smart speaker

Long term revenue opp.

- Activation Royalties
- RX software and hardware/modules
- Custom work for non-WiSA E implementations
- Eng. services for custom SoCs
- Annual support contracts

License includes WiSA E interoperability specifications and software

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WiSA E LICENSING PROGRAM OFFERED TO WiSA ASSOCIATION MEMBERS

Sources

TVs



Gaming TVs



Projectors



Use Cases

Soundbars



Separates



Headphones



Subs & Atmos Rears



Combinations



System Configurations

Wireless Connection to Soundbar System

Wireless Connection to Separates System



TV Speakers + Wireless Connection to External Speakers



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Value of a Signed License - 5 TX Licenses Licensing Process ● Customer evaluates and tests WiSA E’s performance ● Base license agreement is negotiated for each licensee and could include: ○ Royalty rate ○ Activation pricing ○ Engineering Services ○ Speaker module pricing ● Brand decides on go to market strategy roll out SAM Calculation per Million TV/STB Devices ● CE brand’s external audio attach rate range from single digits up to 20 - 25% ● Typical audio extension is 2 - 3 speakers per source device 14

Financial Overview and Stockholders’ Meeting 2024 Guidance: • Existing WiSA E licensees will start impacting 2 nd half revenue • Expect to sign 3 or more additional WiSA E licenses this year • WiSA HT customers have worked down inventories and are beginning to order again Balance Sheet: • $8 million cash as of May 21, 2024 Nasdaq Listing: • Have met the minimum bid price • Recent capital raises have significantly increased shareholder equity Stockholders’ Meeting, May 31: • How to vote: email proxy solicitor at: info@lionessconsultingllc.com • Quorum required: 50.1% of stockholders need to vote yes/no/abstain to reach a quorum to do business • Company wastes cash resources trying to reach that goal with repeated adjournments • Proposal #2 is design to save this money and bring the company in line with normal threshold for quorum • Proposal #1: reverse split provides Board flexibility to support continued listing on Nasdaq • Proposals #3 and #4: warrants issued to investors who took risk of investment 15

WiSA and Platin Audio Contact: Brett Moyer, CEO bmoyer @wisatechnologies.com